Exhibit 99.1

T3 Motion, Inc. – 2008 Investor Presentation T3 Motion, Inc. Proprietary & Confidential

T3 Motion, Inc. – Safe Harbor Statement Some of the statements that we make in this presentation may constitute forward-looking statements. These statements reflect management’s expectations about our business, operating plans and performance and speak only as of the date hereof. These forward- looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward- looking statements. For a full discussion of the risks and uncertainties that could cause actual results to differ materially from those expressed or implied by any of these forward-looking statements please review the “Risk Factors” section in the prospectus, as filed with the Securities and Exchange Commission. We undertake no obligation to update publicly or revise these forward- looking statements for any reason even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. T3 Motion, Inc. Proprietary & Confidential

Mission Statement To be the leading provider of clean technology professional mobility vehicles. Establish T3 Motion, Inc. as the global leading brand. Emerging market for “clean/green” professional mobility vehicles. Market focused design strategy. Experienced and proven management team. T3 Motion, Inc. Proprietary & Confidential

Why T3 Motion? Experienced management team with a proven track record Effective marketing strategy Stable product platform and ramping production Accepted as a North American leading brand of electric professional mobility vehicles Growing interests in emerging markets and international T3 Motion, Inc. Proprietary & Confidential

T3 Series Product Features All Electric Vehicles T3 Motion, Inc. Proprietary & Confidential T3 ..

Product Variants



T3 Series Gen I - Launched in Q3, 2006

T3 Series Gen II - Launch in Q4, 2008
T3i (Intl model) – Launch in Q4 2008



T3mini Series - Launch in Q3, 2009



Tr3 Series (RWD-2F, 1R) - Launch Target Q4, 2009



CT3 Series, commuter (RWD-2F, 1R) - Launch Target Q4, 2010

- Core Modular sub-systems
  - Drive System
  - Hydraulic braking
  - Battery and Power Mgt system
  - Frame assembly
- Time to market
- Reduced cost to production
- Minimizes material costs across all products

T3 MOTION
All Electric Vehicles
T3 Motion, Inc. Proprietary & Confidential

The Perfect Storm Rising gas prices Concerns over global warming Increasing demand for clean energy vehicles Large unaddressed high value markets Funds available and increasing for alternative energy vehicles T3 Motion is well positioned for the Perfect Storm T3 Motion, Inc. Proprietary & Confidential

Available Funds

Department of Homeland Security
2006 Budget Authority,
$54.9 billion

2010 US demand for Personal Mobility devices > $3.0 billion Niche, disabled, industrial, golf cart, commercial*

*Freedonia Group Report

- Estimated to grow annually at 5%
- Through 2010, growth in demand for personal mobility devices such as golf carts and & inplant personnel carriers will advance 5.2% reaching $1.1 billion
- Health care related applications accounted for 60% in 2005. However, non golf course leisure, recreational and commercial market will see the fastest growth through 2010.

Government investment 2006, $2.9 billion alternative energy generation


Homeland Security
3
Clean Energy
Personal Mobility

T3 MOTION
T3 Motion, Inc. Proprietary & Confidential

Markets Market Strategy
Law Enforcement Strategic “Brand Value” Differentiation – Iconic “professional image” Few vendors chosen Barrier to entry – incumbent position T3 Motion, Inc. Proprietary & Confidential

Current Market T3 Motion, Inc. Proprietary & Confidential

Emerging Markets T3 Motion, Inc. Proprietary & Confidential

Company Overview – as of June 30, 2008 Founded -March 2006 Employees -77 Manufacturing and Corporate Operations – Costa Mesa, CA Registration Statement -Effective August 12, 2008 Trading on OTC – Anticipated September 2008 IPO Equity Raise -$10.0 M at $2.0/share Shares Outstanding – 43,427,000 Insider Ownership – 67.8% Stockholders’ Equity – $5.3 M Cash -$2.5 M Revenues – FY 07 -$1.8 M Revenues – Q1 08 -$1.5 M Revenues – FY 08E $8.0- $10.0 M Revenues – Q2 08 -$1.9 M T3 Motion, Inc. Proprietary & Confidential

T3 Company Milestone 2006 2007 2008 2009 2010 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2010 Revenue $6.6M PPM raise projected – May 2008 at $45M T3 Gen 2 product Minimum of one multi-$8.8M Self funded release year contract National listing and secondary public offering $3M Strategic S1 Filing with T3 raise – December SEC for $10M 2007 2009 Motion, Inc. public offering –Revenue founder on August 2008 projected March at $25M 16, 2006 T3 Series Production introduced to shipments 2008 market – begin – July Revenue IACP, Oct 2007 projected 2006 2007 at $8M-Revenue $10M at $1.8M Customer with trials and $1.8M demos begin backlog – January 2007 T3 Motion, Inc. Proprietary & Confidential

Financial Milestones 2010 · Minimum one multi-year contract 2009 • Global market expansion · International/Military sales · Launch of CT3 · National listing with secondary commuter vehicle public offering ·$ 500K Sarbanes Oxley expense · January – facility expansion 2008 · S- 1 Self — filing shelf registration -$10M equity raise · 2008 BOM reduced by 27% · 2008 Gen 2 – 35% reduction in labor costs T3 Motion, Inc. Proprietary & Confidential

Production Data Facility Capacity Corporate and Manufacturing Facility 34,000 square feet in Costa Mesa, CA Planning to expand facility by ~ 30,000 sf Production Capacity Generation 1.5 – 125 vehicles/month/per shift Generation 2.0 – 200 vehicles/month/per shift T3 Motion, Inc. Proprietary & Confidential

Management Team Proven Founder: Mr. Ki Nam, CEO Mr. Nam has extensive experience as an entrepreneur developing cutting- edge products. Mr. Nam has served as Chief Executive Officer of T3 Motion since March 16, 2006. Mr. Nam founded Paradigm Wireless Company in 1999, a supplier of quality wireless equipment to the telecom industry, and Aircept founded in 2000, a leading developer, manufacturer, and service provider in the Global Positioning System (GPS) marketplace. In 2001, Mr. Nam founded Evolutionary Electric Vehicles (EEV) to provide high performance motor- controller packages to the emerging hybrid and electric vehicle market. Prior to founding his own companies, Mr. Nam worked at Powerwave Technologies, Inc. (Nasdaq: PWAV), where he helped guide the company to number five in Business Week’s list of Hot Growth Companies in 2000. Kelly J. Anderson, Executive Vice President, Chief Financial Officer appointed in March 2008. From 2006 until 2008, Ms. Anderson was Vice President at Experian, a leading credit report agency. From 2004 until 2006, Ms. Anderson was Chief Accounting Officer for TripleNet Properties, G REIT, Inc., T REIT, Inc., NNN 2002 Value Fund, LLC, and Chief Financial Officer of NNN 2003 Value Fund, LLC and A REIT, Inc., these entities were real estate investment funds managed by TripleNet Properties. From 1996 to 2004, Ms. Anderson held senior financial positions with The First American Corp (NYSE: FAF) a Fortune 500 title insurance company. Jason Kim, Chief Operations Officer, served as Chief Operations Officer of T3 Motion since June 2006. From 2005 to 2006, Mr. Kim served as the Vice President of Engineering and Operations for CalAmp Corporation’s M2M Products Division (Nasdaq: CAMP). From 2004 to 2005, Mr. Kim served as the Chief Operating Officer for Skybility, a wireless data transceiver module design and manufacturing company, which was later acquired by CalAmp Corporation to become its M2M Products Division. Prior to his employment with CalAmp, Mr. Kim held senior management positions with various wireless infrastructure companies including Remec Communications (Nasdaq: REMC) and computer hardware and data network communications companies. T3 Motion, Inc. Proprietary & Confidential

T3 Series Customers (sample list) T3 Motion, Inc. Proprietary & Confidential

Media T3 Motion, Inc. Proprietary & Confidential